Item 77C - DWS Core Fixed Income Fund (a series of DWS Advisor
Funds)

Registrant incorporates by reference to Proxy Statement filed on
March 3,
2006 (Accession No. 0001193125-06-044817).
A Special Meeting of shareholders (the "Meeting") of DWS Core Fixed Income Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York
10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).
I.	Election of Trustees. ("Number of Votes" represents all funds that are
series of DWS Investments Trust.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
229,475,182.312
2,617,703.165
Dawn-Marie Driscoll
229,385,362.059
2,707,523.418
Keith R. Fox
229,414,105.859
2,678,779.618
Kenneth C. Froewiss
229,543,244.169
2,549,641.308
Martin J. Gruber
229,465,700.091
2,627,185.386
Richard J. Herring
229,507,427.394
2,585,458.083
Graham E. Jones
229,329,443.182
2,763,442.295
Rebecca W. Rimel
229,303,664.866
2,789,220.611
Philip Saunders, Jr.
229,477,714.933
2,615,170.544
William N. Searcy, Jr.
229,368,895.540
2,723,989.937
Jean Gleason
Stromberg
229,516,447.517
2,576,437.960
Carl W. Vogt
229,439,747.901
2,653,137.576
Axel Schwarzer
229,446,632,712
2,646,252.765

II-A.	Approval of an Amended and Restated Investment
Management
Agreement with the Fund's Current Investment Advisor:

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,179,358.278
449,100.963
931,491.438
30,561,798.000

II-B.	Approval of an Amended and Restated Investment
Management
Agreement with Deutsche Investment Management Americas Inc.:

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,049,408.033
536,225.539
974,317.107
30,561,798.000



III.	Approval of revised fundamental investment restrictions
on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,407,162.187
730,105.329
422,683.163
30,561,798.000

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,424,131.821
713,135.695
422,683.163
30,561,798.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,429,602.238
711,155.278
419,193.163
30,561,798.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,436,847.238
703,910.278
419,193.163
30,561,798.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,438,884.324
701,873.192
419,193.163
30,561,798.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,436,000.324
704,757.192
419,193.163
30,561,798.000

III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,427,807.749
712,949.767
419,193.163
30,561,798.000

III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,425,253.907
712,013.609
422,683.163
30,561,798.000



III-I.	Portfolio Diversification for Diversified Funds

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,440,220.858
700,536.658
419,193.163
30,561,798.000

III-K.	Investing for Control

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,424,160.058
713,107.458
422,683.163
30,561,798.000

III-L.	Acquiring More than 10% of the Voting Securities of
Any One Issuer

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,274,838.182
865,919.334
419,193.163
30,561,798.000

III-N.	Margin Transactions

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,258,532.350
878,735.166
422,683.163
30,561,798.000

III-O.	Securities Issued by Other Investment Companies

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,434,563.324
706,194.192
419,193.163
30,561,798.000

III-P.	Short Sales

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,247,625.572
889,640.944
422,684.163
30,561,798.000

III-Q.	Warrants

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,435,303.907
705,453.609
419,193.163
30,561,798.000

III-R.	Options

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,425,955.749
714,801.767
419,193.163
30,561,798.000

III-S.	Futures Contracts

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,412,172.011
725,095.505
422,683.163
30,561,798.000

III-T.	Investments in Issuers Whose Securities Are Owned
by Officers and
Directors/Trustees of the Fund or its Investment Advisor

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,242,382.625
753,441.800
564,126.254
30,561,798.000

III-U.	Oil, Gas and Mineral Programs

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,283,837.816
856,919.700
419,193.163
30,561,798.000

VIII.	Approval of Reorganization into a Massachusetts
Business Trust:

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
60,589,023.986
642,814.695
1,328,111.998
30,561,798.000

The Meeting was reconvened on June 1, 2006, at which time
the following
matters were voted upon by the shareholders (the resulting
votes are
presented below):
II-C.	Approval of a Subadvisor Approval Policy:

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,845,019.865
2,994,587.794
1,193,325.250
19,815,941.000

VII.	Adoption of a Rule 12b-1 Plan (Class B and Class C only):
	Class C

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
2,210,208.645
86,162.964
122,178.159
502,600.000

The Meeting was further reconvened on June 9, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):


VII.	Adoption of a Rule 12b-1 Plan (Class B and Class C only):
	Class B

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
1,666,569.436
63,387.678
91,009.034
597,858.000

*	Broker non-votes are proxies received by the Fund from brokers or nominees when
the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


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